DISPOSALS OF BUSINESSES AND ASSET ACQUISITION	12 Months Ended
Dec. 31, 2019
Sale Of Business [Abstract]
DISPOSALS OF BUSINESSES AND ASSET ACQUISITION
41	DISPOSALS OF BUSINESSES AND ASSET ACQUISITION

41.1	DISPOSALS OF BUSINESSES

In connection with the Spin-Off (Note 1), the Group sold two of its businesses to then related companies within Grindrod Limited. The two businesses are namely, Ocean Africa Container Lines division (“OACL”), a division of GSSA and Unicorn Bunker Services (Pty) Ltd (“Unicorn Bunker”), a subsidiary of GSSA. The sale and purchase agreements were signed on 1 January 2018 and the consideration of the sales was $20,985,000 (South African Rands 260 million) for OACL and $15,496,000 (South African Rands 192 million) for UBS, respectively.

Details of the sale of businesses as follows:

2018
US$’000

Total sales consideration	36,481
Carrying amount of net assets sold	(34,289)
Reclassification of translation reserve to profit or loss	1,063
Gain on sale before income tax	3,255

Net cash inflow arising on disposal
Total sales consideration	36,481
Less: Net settlement of amount due to related parties	3,229
Cash consideration received	33,252
Cash and cash equivalents disposed of	(7,934)
25,318

41.2	ACQUISITION OF ASSETS

During the year ended 31 December 2018, the Group acquired additional equity interest in IM Shipping Pte. Ltd. from its joint venture partner which increased its ownership interest from 51% to 100%. IM Shipping Pte Ltd is a vessel owning entity with no process and workforce. The transaction was determined by management to be in substance, an asset acquisition, and not a business combination as defined in IFRS 3
Business Combinations
. As part of the transaction, the Group recognised a gain of $213,000 on the deemed disposal of its previously held joint venture interest in profit or loss. The ship acquired and cash and cash equivalents assumed as part of the transaction amounted to $11,000,000 and $952,000 respectively.